Investment in associates (Tables)	12 Months Ended
Dec. 31, 2025
Disclosure of associates [abstract]
Share of Results of Joint Ventures and Carrying Amount of Investment in Associates

In December 2025, Yuchai acquired 83,918,495 shares in Nanyue Diankong (Hengyang) Industrial Technology Company Limited (“NYDK”) for a cash consideration of RMB 176.2 million (US$25.5 million). This represents 27.97% of equity interest in NYDK and the carrying amount, being the Group’s cost of investment in NYDK, as at December 31, 2025 which approximates the fair values of the identifiable assets and liabilities on the acquisition date. The Group’s effective interest in NYDK is 21.4%. As of December 31, 2025, Yuchai has made a cash payment of RMB 35.2 million (US$5.1 million) for the acquisition.

NYDK’s principal place of business is in PRC, it is a high-tech and industry leader which specializes in fuel injection systems, including common rail systems, unit pumps and mechanical pumps.

In December 2025, Yuchai participated as a limited partner with 33.3% interest in Guangxi Yuchai Double Growth Fund (“Growth Fund”), a newly established private equity fund. Yuchai has made a cash contribution of RMB 133.2 million (US$19.2 million) to the Growth Fund, being the carrying amount as at December 31, 2025. The Group’s effective interest in Growth Fund is 25.4%.

The Growth Fund’s principal place of business is in PRC, it is intended for equity investments to advance innovative solutions related to Yuchai’s businesses and future developments, with a focus on emerging engine-related and new energy technologies.

The Group considers the Growth Fund as an associate as it has significant influence, but not control, over the financial and operating policies of Growth Fund through its participating interest and representation on the Fund Investment Committee that makes investing decisions.